Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc. and the state or other jurisdiction of organization or incorporation (indention indicates immediate parent entity):

Name of Entity	Ownership %	Jurisdiction of Organization or Incorporation
Corporations
Continental Baronne, Inc.	100%	Nevada
Continental Carrier, Inc.	100%	Nevada
Continental Willow, Inc.	100%	Nevada
Continental Common, Inc.	100%	Nevada
Continental Durham Centre, Inc.	100%	Nevada
Continental Indcon Corporation	100%	Nevada
Continental Pines Corporation	100%	Nevada
Continental Poydras Corporation	100%	Nevada
Continental Promenade Corporation	100%	Nevada
Continental Signature, Inc.	100%	Nevada
Continental Somerset Corporation	100%	Nevada
Continental TS Tower Corporation	100%	Nevada
Continental Woodbridge Corporation	100%	Nevada
Continental Wow, Inc.	100%	Nevada
North Houston Green, Inc.	100%	Nevada
ART One Hickory Corporation	100%	Nevada
ART Two Hickory Corporation	100%	Nevada
BridgeKnight Holdings BV	100%	Netherlands
Century Realty, Inc.	100%	Texas
Continental Mortgage and Equity Investors, Inc.	100%	Nevada
EQK Bridgeview Plaza, Inc.	100%	Nevada
EQK Cullman, Inc.	100%	Nevada
Hartford Building Corporation	100%	Texas
Mandahl Bay Holdings, Inc.	100%	U.S. Virgin Islands
Smithhammer Holdings BV	100%	Netherlands
South Cochran Corporation	100%	Nevada
South Toler, Inc.	100%	Nevada
T. Belmont, Inc.	100%	Nevada
T. Blue Lakes, Inc.	100%	Nevada
T. Blue Lake II, Inc.	100%	Nevada
T. Breakwater, Inc.	100%	Nevada
T. Brompton, Inc.	100%	Nevada
T. Capitol Hill, Inc. f/k/a T. Windsong, Inc.	100%	Nevada
T. Cascades, Inc.	100%	Nevada
TCI 9033 Wilshire Boulevard	100%	Nevada
TCI Autumnchase, Inc.	100%	Nevada
TCI Bay Plaza II, Inc.	100%	Nevada
TCI Baywalk Corp.	100%	Nevada
TCI Bluffs at Vista Ridge, Inc.	100%	Nevada
TCI Brandeis, Inc.	100%	Nevada
TCI BTS Corp.	100%	Nevada
TCI Centura, Inc.	100%	Nevada
TCI Country Club Villas, Inc.	100%	Nevada
TCI Countryside, Inc.	100%	Nevada
TCI Courtyard, Inc.	100%	Nevada

Name of Entity	Ownership %	Jurisdiction of Organization or Incorporation
TCI Dunes Plaza, Inc.	100%	Nevada
TCI European Investment, Inc.	100%	Nevada
TCI Harmon, Inc.	100%	Nevada
TCI Island Bay Corp.	100%	Nevada
TCI K-Retail Plaza, Inc.	100%	Nevada
TCI Lexington, Inc.	100%	Nevada
TCI Limestone Vista Ridge, Inc.	100%	Nevada
TCI Marina Landing Corp.	100%	Nevada
TCI Mountain Plaza, Inc.	100%	Nevada
TCI Ogden Industrial, Inc.	100%	Nevada
TCI Paramount Terrace, Inc.	100%	Nevada
TCI Plantation, Inc. f/k/a Transcontinental Carseka Corporation	100%	Nevada
TCI Quail Creek, Inc.	100%	Nevada
TCI Surgery Center, Inc.	100%	Nevada
TCI Tivoli, Inc.	100%	Nevada
TCI Woodsong, Inc.	100%	Nevada
T. City Park, Inc.	100%	Nevada
T. Dakota Arms, Inc.	100%	Nevada
T. Desoto, Inc.	100%	Nevada
T. Echo Valley, Inc.	100%	Nevada
Tfalcon, Inc.	100%	Nevada
T Heather Creek, Inc. f/k/a T. Rasor Glenn, Inc.	100%	Nevada
T. Kingsland Ranch, Inc.	100%	Nevada
T. Kinsey Bridges, Inc.	100%	Nevada
T. Laguna, Inc.	100%	Nevada
T. Lake Forest, Inc.	100%	Nevada
T. Majestic, Inc.	100%	Nevada
T. Maumelle, Inc.	100%	Nevada
TMira, Inc.	100%	Nevada
T. Nashville, Inc.	100%	Nevada
Top Capital Partners, Inc.	100%	Nevada
T. One City Center, Inc.	100%	Nevada
T. Pinnacle, Inc.	100%	Nevada
Transcontinental 4400, Inc.	100%	Nevada
Transcontinental Atrium, Inc.	100%	Nevada
Transcontinental Bonita, Inc.	100%	Nevada
Transcontinental Cary, Inc.	100%	Nevada
Transcontinental Corporate Pointe, Inc.	100%	Nevada
Transcontinental Coventry Pointe, Inc.	100%	Nevada
Transcontinental El Dorado, Inc.	100%	Nevada
Transcontinental Lamar, Inc. f/k/a Transcontinental Woodview, Inc.	100%	Nevada
Transcontinental Limestone Canyon, Inc.	100%	Nevada
Transcontinental Majestic Corporation	100%	Nevada
Transcontinental Remington, Inc.	100%	Nevada
Transcontinental Sadler Square, Inc.	100%	Nevada
Transcontinental Sandstone Corporation	100%	Nevada
Transcontinental Southgate, Inc.	100%	Nevada
Transcontinental Terrace Hill Corporation	100%	Nevada
Transcontinental TexStar, Inc.	100%	Nevada
Transcontinental Treehouse Corporation	100%	Nevada
Transcontinental Venture Centre	100%	Nevada
Transcontinental Westgrove, Inc.	100%	Nevada
TRI Restaurant Corp.	100%	Nevada

Name of Entity	Ownership %	Jurisdiction of Organization or Incorporation
T. Sendero Ridge, Inc.	100%	Nevada
T. Shadow Lakes, Inc.	100%	Nevada
T. Sorrento, Inc.	100%	Nevada
T. Springs, Inc.	100%	Nevada
T. Spyglass, Inc.	100%	Nevada
T. Surf, Inc.	100%	Nevada
T. Temple Villas, Inc.	100%	Nevada
T. Town Center, Inc.	100%	Nevada
T. Vance Jackson, Inc.	100%	Nevada
T. Windsong, Inc.	100%	Nevada
Verandas at City View Corp.	100%	Nevada

Partnerships
El Chaparral National Associates, L.P.	100%	Texas
4242 National Associates, L.P.	100%	Texas
Income Special Associates, L.P.	100%	California
Indcon, L.P.	100%	Georgia
Kelly Holdings Associates, L.P.	100%	Texas
Signature Athletic Limited Partnership	99%	Texas
Stone Oak Place National Associates, Ltd.	100%	Texas
Sunset Lake Associates, L.P.	100%	Illinois
Willow Creek National Associates, L.P.	100%	Texas
Willow National Associates, L.P.	100%	Texas
Wow National Associates, Ltd.	100%	Florida
Adams Properties Associates	100%	Georgia
Bluffs at Vista Ridge, Ltd.	24%	Texas
Cedar Creek Partnership	100%	Texas
Centura Tower, Ltd.	100%	Texas
Chesapeake Spa Creek Limited Partnership	100%	Maryland
F.W. Verandas at City View, Ltd.	100%	Texas
Garden Foxwood, L.P.	100%	Delaware
Garden Confederate Point, L.P.	100%	Delaware
Gate Laurel Associates	100%	California
Harpers Ferry Partnership	100%	Texas
Institute Place Associates	100%	California
Limestone Vista Ridge Apartments, Ltd.	100%	Texas
Nakash Income Associates	60%	Georgia
NCPO Texas Ltd.	98%	Texas
NLP/CH, Ltd.	100%	Texas
RT Realty, L.P.	100%	Texas
Sacramento Nine J.V.	30%	California
Sendera Ranch, Ltd.	24%	Texas
Sendero Ridge, Ltd.	24%	Texas
Shadow Run Associates	100%	California
Shaw Plaza Partnership	100%	Texas
Summerfield National Associates, L.P.	100%	Florida
TCI Eton Square, L.P.	90%	Texas
TCI Countryside, L.P.	100%	Texas
Twinbrook Villas Associates	100%	California
Westgrove Air Plaza, Ltd.	90%	Texas